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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this Report on Form 8-K of Verio Inc. filed January 11, 1999 of our report dated May 27, 1998 on the consolidated financial statements of Best Internet Communications, Inc. which is included in the Proxy Statement/Prospectus forming part of Verio Inc.'s Registration Statement on Form S-4 (File No. 333-67715).



                                                  /s/ PricewaterhouseCoopers LLP
                                                  ------------------------------
                                                  PricewaterhouseCoopers LLP



January 11, 1999

San Jose, California